RED MILE ENTERTAINMENT, INC.

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CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES

OF THE SERIES C CONVERTIBLE PREFERRED STOCK

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I, Chester Aldridge, President of RED MILE ENTERTAINMENT, INC., a Delaware corporation (hereinafter called the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, hereby makes this Certificate of Designation under the corporate seal of the Corporation and hereby states and certifies that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

RESOLVED, that there shall be a series of shares of the Corporation designated “Series C Convertible Preferred Stock” (the “Series C Preferred”); that the number of shares of such series shall be three million seventeen thousand and seven hundred and twenty (3,017,720) and that the rights and preferences of such series and the limitations or restrictions thereon, shall be as set forth herein;

The following shall be adopted and incorporated by reference into the foregoing resolutions as if fully set forth therein:

1.	Dividends.

(a)        The holders of the Series C Preferred shall be entitled to receive out of any assets legally available therefore cumulative dividends at the rate of six percent per annum, based on the original purchase price paid to the Corporation for such shares, accrued daily and payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 2006, in preference and priority to any payment of any dividend on the Common Stock. Such dividends shall accrue on any given share from the day of original issuance of such share and shall accrue from day to day whether or not earned or declared. If at any time dividends on the outstanding Series C Preferred at the rate set forth above shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the Common Stock of the Corporation. The Series C Preferred will participate pro rata in dividends paid on Common Stock.

(b)        Any dividend payable on a dividend payment date may be paid, at the option of the Corporation, either (i) in cash or (ii) in shares of Common Stock.

(c)        Nothing contained herein shall be deemed to establish or require any payment or other charges in excess of the maximum permitted by applicable law. In the event that any payment required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Corporation by the holder and thus refunded to the Corporation.

2.	Liquidation Preference; Redemption.

(a)        In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Series C Preferred shall be entitled to receive in preference to the holders of the Common Stock an amount equal to the amount of the original purchase price of the Series C Preferred, plus any declared and unpaid dividends (the “Liquidation Preference”). After the payment of the Liquidation Preference, the remaining assets shall be distributed ratably to the holders of Common Stock and the Series C Preferred until the Series C Preferred holders have received three times their original investment. All remaining assets, if any, shall be distributed to the holders of the Common Stock.

(b)        A consolidation or merger of the Corporation with or into any other Corporation or Corporations, or a sale of all or substantially all of the assets of the Corporation (other than a sale or transfer to a wholly owned subsidiary of the Corporation), shall, at the option of the holders of the Series C Preferred, be deemed a liquidation, dissolution or winding up within the meaning of this Section 2 if the shares of stock of the Corporation outstanding immediately prior to such transaction represent immediately after such transaction less than a majority of the voting power of the surviving Corporation (or of the acquirer of the Corporation’s assets in the case of a sale of assets). Such option may be exercised by the vote or written consent of holders of a majority of the Series C Preferred at any time within thirty (30) days after written notice (which shall be given promptly) of the essential terms of such transaction shall have been given to the holders of the Series C Preferred in the manner provided by law for the giving of notice of meetings of shareholders.

3.          Series C Preferred - Optional Conversion. The holders of the Series C Preferred shall have optional conversion rights as follows:

(a)        Right to Convert. Shares of Series C Preferred shall be convertible, at the option of the holder thereof, at any time at no further expense of the holder, into shares of Common Stock at the rate of 1:1, subject to adjustment as provided below.

(b)        Mechanics of Conversion. To convert shares of Series C Preferred into shares of Common Stock under Section 3(a), the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects (with the right to revoke) to convert the shares and shall state therein date of the conversion, the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter, the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation; provided, that the holder shall not be required to deliver the certificates representing such shares if the holder is waiting to receive all or part of such certificates from the Corporation. The Corporation shall issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares which have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. The Corporation shall cause such issuance to be effected within five business days and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within five business days after the receipt of such notice. The notice of conversion may be given by a holder at any time during the day up to 5:00 p.m. New York time and such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on such date.

(c)        Distributions. If the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of its subsidiaries other than additional shares of Common Stock, then in each such event provision shall be made so that the holders of Series C Preferred shall receive, upon the conversion thereof, the securities of the Corporation which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

(d)        Certificates as to Adjustments. Upon the occurrence of any adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause the independent public accountants regularly employed to audit the financial statements of the Corporation to verify such computation and prepare and furnish to each holder of Series C Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Series C Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property which at the time would be received upon the conversion of Series C Preferred with respect to each share of Common Stock received upon such conversion.

(e)        Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Preferred at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

(f)         Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(g)        Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain any requisite shareholder approval.

(h)        Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of Series C Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation or an authorized Committee thereof).

(i)         Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

to the Corporation:	Red Mile Entertainment, Inc.

4000 Bridgeway

Suite 101

Sausalito, CA 94965

Attn: Chester Aldridge, President

FAX: (415) 339-4250

to the Holder:	At the address set forth on the books and records of the Corporation or as specified in writing by Holder.

Any party hereto may from time to time change its address for notices by giving at least 10 days’ written notice of such changed address to the other party hereto.

(j)         Reorganization or Merger. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other Corporation or Corporations or a sale of all or substantially all of the assets of the Corporation to any other person (other than a sale or transfer to a wholly owned subsidiary of the Corporation), and the holders of Series C Preferred do not elect to treat such transaction as a liquidation, dissolution or winding up as provided in Section 2 hereof, then, as part of such reorganization, consolidation, merger or sale, provision shall be made so that each share of Series C Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series C Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series C Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of Series C Preferred.

4.          Series C Preferred - Mandatory Conversion. The shares of Series C Preferred shall automatically convert into shares of the Corporation’s Common Stock upon the earliest of the following events: (i) the merger or other combination of the Corporation with an entity reporting under the Securities Exchange Act of 1934: (ii) the Corporation files a registration statement with the Securities and Exchange Commission; (iii) the holders of at least 50% of the outstanding shares of Series C Preferred vote in favor of such conversion.

5.          Redemption. Commencing on the fifth anniversary of the Closing, at the election of the holders of at least 50% of the Series C Preferred, the Company shall redeem the outstanding Series C Preferred in three equal annual installments. Such redemption shall be at the original purchase price paid to the Corporation for the shares, plus any unpaid cumulative dividends.

6.          Voting Rights. The Series C Preferred will vote together with Common Stock and not as separate class except as specifically provided herein or as otherwise required by law. Each share of Series C Preferred shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series C Preferred.

7.          Re-issuance of Certificates. In the event of a conversion (or, if applicable, redemption) of Series C Preferred in which less than all of the shares of Series C Preferred of a particular certificate are converted or redeemed, as the case may be, the Corporation shall promptly cause to be issued and delivered to the holder of such certificate, a certificate representing the remaining shares of Series C Preferred which have not been so converted or redeemed.

8.          No Adverse Actions. Consent of the holders of at least a majority of the Preferred Stock, voting together as a single class, shall be required to (i) engage in a merger, acquisition or sale of all or substantially all assets of the Corporation, if such transaction involves a change of control, (ii) liquidate or dissolve the Corporation, (iii) alter or change the rights, preferences or privileges of the Series C Preferred, (iv) increase or decrease the authorized number of shares of Series C Preferred, (v) create any new class or series of stock which has preference over the Series C Preferred, (vi) repurchase or otherwise acquire shares of the Corporation’s capital stock other than (a) pursuant to the terms of an employment agreement or other arrangement with an employee requiring repurchase upon termination of employment or (b) pursuant to the redemption provisions described herein, (vii) sell any of the assets of the Corporation below fair market value, except in the ordinary course of business in a transaction approved by a majority of the Board of Directors including the Series C nominee and (viii) enter into any transaction involving the purchase or sale of goods or services in excess of $100,000 in any year with any holder of 15% or more of the Corporation’s outstanding capital stock on a fully diluted basis.

IN WITNESS WHEREOF, RED MILE ENTERTAINMENT, INC. has caused this certificate of designation to be signed by Chester Aldridge, its President on this 30th day of April, 2006.

RED MILE ENTERTAINMENT, INC.

By: /s/ Chester Aldridge

Chester Aldridge, President

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